Fees Summary	Mar. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,512,038,500
Previously Paid Amount	0
Total Fee Amount	537,693.09
Total Offset Amount	0.00
Net Fee	$ 537,693.09